SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):
December 12, 2003

ADVOCAT INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-12996	62-1559667

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067

(Address of principal executive offices)

(615) 771-7575

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address,
if changed since last report)

Item 5. Other Events.

For the purpose of informing the market, the Registrant announces the appointment of Raymond L. Tyler to Executive Vice President and Chief Operating Officer. A press release dated December 12, 2003 is attached to this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Number	Exhibit

99.1	Press Release dated December 12, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.

By:	/s/ L. Glynn Riddle, Jr. L. Glynn Riddle, Jr. Chief Financial Officer

Date: December 12, 2003

Exhibit Index

Exhibit No.

99.1	Press release dated December 12, 2003.